EXHIBIT 32.1

MARINE PRODUCTS CORPORATION AND SUBSIDIARIES

CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

To the best of their knowledge the undersigned hereby certify that the Quarterly Report on Form 10-Q of Marine Products Corporation for the period ended September 30, 2017, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Sec. 78m) and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Marine Products Corporation.

Date: October 31, 2017	/s/ Richard A. Hubbell
Richard A. Hubbell
President and Chief Executive Officer
(Principal Executive Officer)

Date: October 31, 2017	/s/ Ben M. Palmer
Ben M. Palmer
Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)